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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported)     DECEMBER  31, 2002
                                                ------------------------------


Commission file number                         0-17690
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                   Krupp Insured Mortgage Limited Partnership
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      Massachusetts                                  04-3021395
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   (State or other jurisdiction                    (IRS employer
  of incorporation or organization)              identification no.)


One Beacon Street, Boston, Massachusetts                02108
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(Address of principal executive offices)               (Zip Code)


                                 (617) 523-0066
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              (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

  Yes   X    No
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Item 5.       OTHER EVENTS

              UPDATES ON POTENTIAL LOAN PAYOFFS

              The following information updates information included in the quarterly report for the period ended September 30, 2002 of Krupp Insured Mortgage Limited Partnership ("KIM"). KIM is providing this information solely in light of the announcement by Berkshire Income Realty, Inc. ("BIR") of its intention to conduct an exchange offer for units. By disclosing the information below, KIM does not intend to indicate that it believes this information to be material to unitholders. Moreover, KIM expressly disclaims any obligation to provide periodic updates regarding the status of its mortgage portfolio or otherwise, other than in its regular quarterly or annual public filings.

              The borrower on the Wildflower PIM is seeking to refinance the property. KIM expects that this loan will be paid off during 2003. In addition, KIM expects that the interest rate rebate will be returned by the borrower. At this time it is unclear if KIM will be entitled to receive any proceeds from the participation feature of the PIM.

              The borrower on the Creekside PIM is seeking to refinance the property. KIM expects that this loan will be paid off during the first quarter of 2003. However, KIM does not expect to receive any proceeds from the participation feature of the PIM.

              In the event that both Wildflower and Creekside are paid off, KIM would then commence an orderly liquidation of the remaining assets of the partnership and subsequently pay a liquidating distribution.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                      KRUPP INSURED MORTGAGE LIMITED PARTNERSHIP
                      -------------------------------------------
                                     (Registrant)



                      BY:      /S/ ROBERT A. BARROWS
                         ----------------------------------------------------
                         Robert A. Barrows
                         Treasurer and Chief Accounting Officer of
                         Krupp Plus Corporation, a General Partner.






Date:    January 3, 2003





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